UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

June 29, 2007

Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

(310) 255-4493

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 29, 2007, Anworth Mortgage Asset Corporation (the “Company”) entered into a Controlled Equity Offering Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) to reinstate and modify a controlled equity offering program under which Cantor Fitzgerald will act as sales agent. Under the controlled equity offering program, the Company, in its sole discretion, may sell from time to time up to 10 million shares of its Common Stock, par value $0.01 per share (the “Common Stock”), 1.225 million shares of its 8.625% Series A Cumulative Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and 2 million shares of its 6.25% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock” and together with the Series A Preferred Stock collectively hereinafter referred to as, the “Preferred Stock”).

The Company initially instituted the controlled equity offering program with Cantor Fitzgerald in December 2002 pursuant to a Sales Agreement as filed as an exhibit to the Company’s Post Effective Amendment to its Registration Statement filed on December 30, 2002. In 2005, the Company amended the program with Cantor Fitzgerald to permit the Company to sell an additional amount of Common Stock and up to 2 million shares of its Series A Preferred Stock pursuant to an Amended and Restated Controlled Equity Offering Sales Agreement, as filed with the Company’s Current Report on Form 8-K on January 21, 2005. The Company entered into this Sales Agreement in order to (i) reduce the commission rate payable to Cantor Fitzgerald on any sales of Preferred Stock and Common Stock from a rate of up to 3% to a rate of between 2.0% and 2.5%; and (ii) permit the Company to sell its Series B Preferred Stock through the program. Any sales of the shares of Preferred Stock and Common Stock that the Company elects to make under the program will be made on the New York Stock Exchange by means of ordinary brokers’ transactions at market prices and through privately negotiated transactions.

A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description
1.1	Controlled Equity Offering Sales Agreement dated June 29, 2007 by and between Anworth Mortgage Asset Corporation and Cantor Fitzgerald & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: June 29, 2007	By:	/s/ Charles J. Siegel
Charles J. Siegel Senior VP-Finance and Assistant Secretary

EXHIBIT INDEX

Exhibit #	Description
1.1	Controlled Equity Offering Sales Agreement dated June 29, 2007 by and between Anworth Mortgage Asset Corporation and Cantor Fitzgerald & Co.